Conformed
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 1999
                                                         ----------------

                              CYTOGEN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-02015                   22-2322400
      (State or other             (Commission                 (IRS Employer
      jurisdiction of                File No.)              Identification No.)
      Incorporation or
        Organization)


        600 College Road East, CN 5308, Princeton, New Jersey 08540-5308
        -----------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (609) 750-8200




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Item 5.  Other Events.

         On February 1, 1999, CYTOGEN Corporation issued the attached press release.

Item 7.  Exhibits.

99.1 Press release issued by CYTOGEN Corporation on February 1, 1999.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CYTOGEN CORPORATION



                                By     /s/ Donald F. Crane, Jr.
                                       Name:  Donald F. Crane, Jr.
                                              --------------------
                                       Title: Vice President General Counsel and
                                              Corporate Secretary

Date: February 1, 1999


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


                                  EXHIBIT INDEX


  Number                              Description                         Page

   99.1              Press Release issued by CYTOGEN Corporation on
                     February 1, 1999                                       5









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